UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                               September 20, 2006

                          Dynamic Materials Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                  0-8328                               84-0608431
         (Commission File Number)                   (I.R.S. Employer
                                                 Identification Number)

                                 (303) 665-5700
              (Registrant's Telephone Number, Including Area Code)

         5405 Spine Road, Boulder, Colorado                       80301
      (Address of Principal Executive Offices)                  (Zip Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

          On September 20, 2006, the Compensation Committee of Dynamic Materials Corporation (the "Company") approved the grant of restricted stock under the 2006 Stock Incentive Plan (the "Plan") to the executive officers of the Company set forth below, subject to the terms of the Plan and the award agreement, subject to the approval of the Plan by the Company's stockholders on September 21, 2006. The grant of the awards was effective on September 21, 2006. The shares of restricted stock granted to executive officers vest in one-third increments on the first, second and third anniversary of the grant. The restricted shares held by such executive officers will vest immediately upon termination without cause, retirement, death or disability; however, the executive officer will forfeit such shares upon resignation or termination for cause (as defined in the award agreement). In connection with the grant of the restricted shares, the Compensation Committee established share ownership guidelines for executive officers. These guidelines permit such officers to sell shares if needed to pay for taxes.


------------------------------------------------------------ -------------------
                                                             Number of Shares of
                             Executive Officer                 Restricted Stock
                                                                   Granted
------------------------------------------------------------ -------------------
Yvon Cariou                                                         10,000
  President and Chief Executive Officer
------------------------------------------------------------ -------------------
John Banker                                                          5,000
  Vice President, Marketing and Sales, Clad Metal Division
------------------------------------------------------------ -------------------
Rick Santa                                                           5,000
  Vice President, Chief Financial Officer and Secretary
------------------------------------------------------------ -------------------

          On September 20, 2006, the Compensation Committee also approved the grant of restricted stock under the Plan to the non-employee directors of the Company, subject to the terms of the Plan, subject to the approval of the Plan by the Company's stockholders on September 21, 2006. The grant of the awards was effective on September 21, 2006. The shares of restricted stock granted to directors vest on the date of the second annual meeting after the date of the grant. These grants of restricted shares, which will be made on an annual basis on the date of the Company's Annual Meeting of Stockholders, were in lieu of the previous annual grants of options. As part of the remuneration of directors, each director of the Company shall receive an annual grant of 1,500 restricted shares. In addition, directors newly elected to the Board shall receive an initial grant of 2,000 restricted shares. In connection with the grant of the restricted shares, the Compensation Committee established share ownership guidelines for non-employee directors.


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

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        DYNAMIC MATERIALS CORPORATION


                                        By:  /s/ Richard A. Santa
                                             -----------------------------------
                                             Richard A. Santa
                                             Vice President and Chief Financial
                                               Officer


Dated: September 26, 2006


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